UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2009

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Presentation materials dated as of September 30, 2009 have been supplemented with additional material pertaining to People’s United Financial, Inc.’s recently announced agreement to acquire Financial Federal Corporation. The updated materials were prepared for use in connection with investor presentations scheduled to take place in the near future.

This updated investor presentation is filed as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	The following Exhibit is furnished herewith.

Exhibit No.	Description

99.1	Updated Presentation Materials dated September 30, 2009

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: November 30, 2009	By:	/s/ ROBERT E. TRAUTMANN
(Signature)
	Name:	Robert E. Trautmann
	Title:	Executive Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Updated Presentation Materials dated September 30, 2009	99.1-1

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